UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

________________

SCHEDULE 14A
(Rule 14a-101)
________________

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Solicitation Material Pursuant to Rule 14a-11(c) or rule 14a-12

Cuentas Inc.

(Name of Registrant as Specified in its Charter)

____________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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CUENTAS INC.

235 Lincoln Road, Suite 210
Miami Beach, FL 33139
November 17, 2021

To the Stockholders of Cuentas Inc.:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Cuentas Inc. (the “Company”) to be held at the Company’s offices at 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139 on Wednesday, December 15, 2021 at 10:00 a.m. Eastern Time, for the following purposes:

1.      To elect Arik Maimon, Michael De Prado, Adiv Baruch, Richard J. Berman, Yochanon Bruk, Jeff Lewis, Edward Maldonado, Carol Pepper and David B. Schottenstein as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.      To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.      To approve and adopt the 2021 Share Incentive Plan (the “2021 Plan”), a copy of which is attached to the accompanying proxy statement as Annex A (the “Plan Proposal”); and

6.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, A VOTE FOR THE APPROVAL ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, a vote FOR Three years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2021, AND A VOTE FOR THE 2021 PLAN.

The Board has fixed the close of business on November 3, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the Proxy Statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

Sincerely yours,
/s/ Arik Maimon
Arik Maimon
Executive Chairman of the Board
Cuentas Inc.

IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE READ THE PROXY STATEMENT AND PROMPTLY VOTE YOUR PROXY VIA THE INTERNET, BY TELEPHONE OR, IF YOU RECEIVED A PRINTED FORM OF PROXY IN THE MAIL, BY COMPLETING, DATING, SIGNING AND RETURNING THE ENCLOSED PROXY IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE ANNUAL MEETING. YOUR PROXY, GIVEN THROUGH THE RETURN OF THE PROXY CARD, MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH OUR CORPORATE SECRETARY PRIOR TO THE ANNUAL MEETING A WRITTEN NOTICE OF REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE ANNUAL MEETING AND VOTING.

IF YOU HAVE ALREADY VOTED OR DELIVERED YOUR PROXY FOR THE ANNUAL MEETING, YOUR VOTE WILL BE COUNTED, AND YOU DO NOT HAVE TO VOTE YOUR SHARES AGAIN. IF YOU WISH TO CHANGE YOUR VOTE, YOU SHOULD REVOTE YOUR SHARES.

THE PROXY STATEMENT, OUR FORM OF PROXY CARD, AND OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020 ARE BEING MAILED TO STOCKHOLDERS ON OR ABOUT NOVEMBER 22, 2021.

CUENTAS INC.
235 Lincoln Road, Suite 210
Miami Beach, FL 33139

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on December 15, 2021

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Cuentas Inc. (the “Company”) for use at the 2021 Annual Meeting of Stockholders of the Company and at all adjournments and postponements thereof (the “Annual Meeting”). The Annual Meeting will be held at 10:00 a.m. Eastern time on Wednesday, December 15, 2021 at 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139 for the following purposes:

1.      To elect Arik Maimon, Michael De Prado, Adiv Baruch, Richard J. Berman, Yochanon Bruk, Jeff Lewis, Edward Maldonado, Carol Pepper and David B. Schottenstein as directors (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.      To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.      To approve and adopt the 2021 Share Incentive Plan (the “2021 Plan”), a copy of which is attached to the accompanying proxy statement as Annex A (the “Plan Proposal”);

6.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees, a vote “FOR” the approval of a non-binding, advisory basis, of the compensation of our named executive officers, a vote “FOR” three years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, a vote “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and a vote “FOR” the 2021 Plan.

Stockholders of record of our common stock at the close of business on November 3, 2021 (the “Record Date”) will be entitled to notice of, and are cordially invited to, attend the Annual Meeting and to attend any adjournment or postponement thereof. However, to assure your representation at the Annual Meeting, please vote your proxy via the internet, by telephone, or by completing, dating, signing and returning the enclosed proxy. Whether or not you expect to attend the Annual Meeting, please read the Proxy Statement and then promptly vote your proxy in order to ensure your representation at the Annual Meeting.

You may cast your vote by visiting http://www.proxyvote.com. You may also have access to the materials for the Annual Meeting by visiting the website:www.cuentas.com/annualmeeting. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

Each share of common stock entitles the holder thereof to one vote. A complete list of shareholders of record entitled to vote at this Annual Meeting will be available for ten days before this Annual Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to this Annual Meeting.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

This notice and the attached proxy statement are first being disseminated to stockholders on or about November 22, 2021.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Arik Maimon
Arik Maimon
Executive Chairman of the Board
Cuentas Inc.

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED IN FAVOR OF EACH OF THE DIRECTOR NOMINEES, THE APPROVAL ON A NON-BINDING, ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, THE SELECTION OF THREE years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, THE RATIFICATION OF THE APPOINTMENT OF THE AUDITOR AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021, and THE approval of the 2021 plan.

i

PROXY STATEMENT

CUENTAS INC.
ANNUAL MEETING OF STOCKHOLDERS
to be held at the offices of the Company at235 Lincoln Rd., Suite 210, Miami Beach, FL 33139 at 10:00 a.m. Eastern time on Wednesday, December 15, 2021

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the 2021 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139 on Wednesday, December 15, 2021 at 10:00 a.m. Eastern time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on or about November 22, 2021. This proxy statement gives you information on these proposals so that you can make an informed decision.

In this proxy statement, we refer to Cuentas, Inc. as the “Company”, “we”, “us” or “our” or similar terminology.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting;

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2020; and

•        The proxy card or voting instruction form for the Annual Meeting.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock, par value $0.001 per share (“Common Stock”), on November 3, 2021 (the “Record Date”) may vote at the Annual Meeting. There were 14,965,690 shares of Common Stock outstanding on the Record Date. All shares of Common Stock have one vote per share and vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors” on page 26 of this Proxy Statement.

What is the proxy card?

The proxy card enables you to appoint Arik Maimon, our Executive Chairman, and Michael De Prado, our Executive Vice Chairman, as your representatives at the Annual Meeting. By completing and returning the proxy card or voting online as described herein, you are authorizing Mr. Maimon and Mr. De Prado to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we think that it is a good idea to complete and return your proxy card before the Annual Meeting date just in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment. The proxy card (or voter information form) will also contain your control number. You will need to use the control number appearing on your proxy card to vote prior to or at the Annual Meeting.

What am I voting on?

You are being asked to vote:

1.      To elect Arik Maimon, Michael De Prado, Adiv Baruch, Richard J. Berman, Yochanon Bruk, Jeff Lewis, Edward Maldonado, Carol Pepper and David B. Schottenstein as directors (the “Director Nominees”) to serve on the Company’s Board for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.      To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants (the “Auditor”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.      To approve and adopt the 2021 Share Incentive Plan (the “2021 Plan”), a copy of which is attached to the accompanying proxy statement as Annex A (the “Plan Proposal”); and

6.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

How does the Board recommend that I vote?

Our Board unanimously recommends that the stockholders vote “FOR” all of the Director Nominees, “FOR” the approval of a non-binding, advisory basis, of the compensation of our named executive officers, “FOR” three years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and “FOR” the 2021 Plan.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Olde Monmouth Stock Transfer Co., Inc., you are a “stockholder of record” who may vote at the Annual Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares as described below. Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by or at the direction of your broker or nominee who is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to vote your shares and to attend the Annual Meeting as described below. Whether or not you plan to attend the Annual Meeting, please vote prior to the Annual Meeting as described below to ensure that your vote is counted.

How do I vote my shares?

There are four ways to vote:

(1)    Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

(2)    Via telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

(3)    In person.    You may vote by attending the Annual Meeting in person.

(4)    By Mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        sending a written notice to Matthew Schulman, our Compliance Officer, stating that you would like to revoke your proxy of a particular date;

•        signing another proxy card with a later date and returning it before the polls close at the Annual Meeting; or

•        Voting at the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you may need to instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote at the Annual Meeting. If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion on certain routine matters, such as the ratification of the Auditor, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis in the election of directors and other non-routine matters, it is important that you cast your vote.

How may I vote with respect to each proposal and how are votes counted?

Your voting options will be dependent on the particular proposal for which you wish to cast a vote. With respect to proposal 1 (the election of directors), you may vote “for” all of the Director Nominees or “withhold” authority to vote for one or all of the Director Nominees. With respect to proposals 2, 4 and 5 you may vote “for” or “against” the proposal or you may “abstain” from casting a vote on such proposal. With respect to proposal 3, you may vote to hold non-binding advisory vote on executive compensation every “three years,” “two years,” or “one year” or you may “abstain” from casting a vote on such proposal. Abstentions, votes marked “withheld” and broker non-votes will be counted for the purpose of determining whether a quorum is present at the Annual Meeting.

Broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. These matters are referred to as “non-routine” matters. The election of the directors, the non-binding advisory vote on executive compensation, and the approval of the 2021 Plan are “non-routine.” Thus, in tabulating the voting result for these proposals, shares that constitute broker non-votes are not considered votes cast on that proposal. The ratification of the appointment of the Auditor is a “routine” matter and therefore a broker may vote on these matters without instructions from the beneficial owner as long as instructions are not given.

How many votes are required to elect the Director Nominees as directors of the Company?

In the election of directors, the nine persons receiving the highest number of affirmative votes at the Annual Meeting will be elected.

How many votes are required to approve the non-binding advisory vote on executive compensation?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to approve the frequency vote on how often to a hold non-binding advisory vote on executive compensation?

The frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2021.

How many votes are required to approve the 2021 Plan?

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote on this matter at the Annual Meeting is required for approval of the 2021 Plan. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for all of the Director Nominees, “for” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “for” three years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “for” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and “for” the 2021 Plan.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce voting results at the Annual Meeting and file a Current Report on Form 8-K announcing the voting results of the Annual Meeting.

Who can help answer my questions?

You can contact our corporate Compliance Officer, Matthew Schulman, at 1 (800)-611-3622 or by sending a letter to Mr. Schulman at the offices of the Company at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139 with any questions about proposals described in this Proxy Statement or how to execute your vote.

THE ANNUAL MEETING

General

This Proxy Statement is being furnished to you, as a stockholder of Cuentas Inc., as part of the solicitation of proxies by our Board for use at the Annual Meeting to be held on December 15, 2021, and any adjournment or postponement thereof. This Proxy Statement is first being furnished to stockholders on or about November 22, 2021. This Proxy Statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Annual Meeting.

Date, Time, Place of Annual Meeting

The Annual Meeting will be held the Company’s offices at 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139 on Wednesday, December 15, 2021 at 10:00 a.m. Eastern, or such other date, time and place to which the Meeting may be adjourned or postponed.

Purpose of the Annual Meeting

At the Annual Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.      To elect the Director Nominees to serve on the Board for a one-year term that expires at the 2022 Annual Meeting of Stockholders, or until their successors are elected and qualified;

2.      To approve on a non-binding, advisory basis the compensation of our named executive officers;

3.      To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation;

4.      To ratify the appointment by the Board of Halperin Ilanit, Certified Public Accountants as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021;

5.      To approve and adopt the 2021 Plan; and

6.      To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Recommendations of the Board

After careful consideration of each nominee for director, the Board has unanimously determined to recommend that stockholders vote “FOR” each of the Director Nominees, “FOR” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” three years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 and “FOR” the 2021 Plan.

Record Date and Voting Power

Our Board fixed the close of business on November 3, 2021, as the record date for the determination of the outstanding shares of Common Stock entitled to notice of, and to vote on, the matters presented at the Annual Meeting. As of the Record Date, there were 14,965,690 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote. Accordingly, a total of 14,965,690 votes may be cast at the Annual Meeting.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the Common Stock outstanding and entitled to vote at the Annual Meeting is represented at the Annual Meeting or by proxy. Abstentions, votes marked “withheld” and broker non-votes will count as present for purposes of establishing a quorum.

In the election of directors, the nine persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. Votes marked “withheld” and broker non-votes will have no effect on the election of directors.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required to approve on a non-binding advisory basis the compensation of our named executive officers. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

The frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting, but they will have no effect on the vote of this proposal.

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the Auditor as our independent registered public accounting firm for the year ending December 31, 2021. Abstentions will have no effect on the ratification of the appointment of the Auditor. Brokers may use their discretion to vote shares held by them of record for this proposal if they have not been provided with voting instructions from the beneficial owner of the shares of Common Stock.

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required for approval of the 2021 Plan. With respect to an abstention, the shares will be considered present and entitled to vote at the Annual Meeting and they will have no effect on the vote of this proposal.

Voting

There are four ways to vote:

1.      Via the Internet.    Use the internet to vote by going to the internet address listed on your proxy card; have your proxy card in hand as you will be prompted to enter your control number to create and submit an electronic vote. If you vote in this manner, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card or submit an electronic vote but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board.

2.      Via Telephone.    Using a touch-tone telephone, you may transmit your voting instructions to the number provided on your proxy card. Have your proxy card in hand as you will be prompted to enter your control number to create and submit a telephonic vote.

3.      In person.    You may vote at the Annual Meeting by attending the Annual Meeting and voting in person.

4.      By mail.    You may vote by mail. If you are a record holder, you may vote by proxy by filling out the proxy card and sending it back in the envelope provided. If you are a beneficial holder you may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with their best judgment.

Expenses

The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, email or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

Revocability of Proxies

Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

No Right of Appraisal

None of Florida law, our Articles of Incorporation, or our Bylaws, as amended, provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at this Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Who Can Answer Your Questions About Voting Your Shares

You can contact our Compliance Officer, Matthew Schulman, at 1 (800)-611-3622 or by sending a letter to Mr. Schulman at offices of the Company at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139 with any questions about proposals described in this Proxy Statement or how to execute your vote.

Principal Offices

The principal executive offices of the Company are located at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139. The Company’s telephone number at such address is 1 (800) 611-3622.

ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE MEETING. THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” the approval of each director nominee, “for” the approval on a non-binding, advisory basis of the compensation of our named executive officers, “FOR” THREE years for the frequency of conducting future stockholder advisory votes on named executive officer compensation, “FOR” the ratification of the appointment of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 AND “FOR” the 2021 Plan.

PROPOSAL 1
ELECTION OF DIRECTORS

Introduction

The Board has nominated the Director Nominees to stand for election at the Annual Meeting. Stockholders will be asked to elect each of the Director Nominees, each to hold office until the 2022 Annual Meeting of Stockholders or until his or her successor is elected and qualified. The enclosed proxy, if returned, and unless indicated to the contrary, will be voted for the election of each of the Director Nominees.

We have been advised by each of the Director Nominees that he or she is willing to be named as a nominee and each is willing to serve, or continue to serve as a director if elected. If some unexpected occurrence should make necessary, in the discretion of the Board, the substitution of some other person for the nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the Board.

Board Qualifications

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. In selecting directors, the Board considers candidates that possess qualifications and expertise that will enhance the composition of the Board, including the considerations set forth below. The considerations set forth below are not meant as minimum qualifications, but rather as guidelines in weighing all of a candidate’s qualifications and expertise. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Director Nominees

Our Board currently consists of nine directors, Arik Maimon, Michael De Prado, Adiv Baruch, Richard J. Berman, Yochanon Bruk, Jeff Lewis, Edward Maldonado, Carol Pepper, and David B. Schottenstein. Accordingly, at the Annual Meeting, nine directors are to be elected, each to serve until the next Annual Meeting of Stockholders and until his or her successor shall be elected and shall qualify. Each of the current directors that has determined to stand for reelection at the Annual Meeting has been nominated for reelection to the Board. All of the Director Nominees are available for election as members of the Board. If for any reason a Director Nominee becomes unavailable for election, the proxies solicited by the Board will be voted for a substitute nominee selected by the Board.

The following sets forth the biographical background information for all of our Director Nominees:

Arik Maimon, our Chairman, is a founder and Executive Chairman of the Company and served as its CEO from its inception until February 2021 and Interim CEO from February 2021 to August 2021. In addition to co-founding the Company, Mr. Maimon founded the Company’s subsidiary Meimoun & Mammon, LLC (M&M). Prior to founding the Company and its subsidiary, Mr. Maimon founded and ran successful telecommunications companies operating primarily in the United States and Mexico. In 1998, Mr. Maimon founded and ran a privately-held wholesaler of long-distance telecommunications services which, later, under Mr. Maimon’s management, grew from a start up to a profitable enterprise with more than $100 million in annual revenues. Mr. Maimon serves as a member of the Company’s Board of Directors due to the perspective and experience he brings as our co-founder and Chairman, former CEO.

Michael A. De Prado is a founder and Executive Vice Chairman of the Company and served as its President from its inception until February 2021. Prior to founding the Company, Mr. De Prado spent 20 years in executive positions at various levels of responsibility in the banking, technology, and telecommunications industries. As President of Sales at telecommunications company Radiant/Ntera, Mr. De Prado grew Radiant/Ntera’s sales to more than $200 million in annual revenues. At theglobe.com, Mr. De Prado served as President, reporting directing to Michael S. Egan. Mr. De Prado serves as a member of the Company’s Board of Directors due to the perspective and experience he brings as our co-founder and former president.

Adiv Baruch, has been a director of the Company since May 2016. Mr. Baruch is a global leader anchors in the Israeli high-tech industry as well as the Chairman of Israeli Export and International cooperation Institute and several private and public companies. Mr. Baruch has over 28 years of experience in equity investment and operation management under distress. Mr. Baruch also serves as chairman of Jerusalem Technology Investments Ltd. He also currently serves as Chairman of Maayan Ventures, a platform for investments in innovative technology companies. Mr. Baruch has served as a director of the Bank of Jerusalem, and he served as CEO of BOS Better Online Solutions, which, under this leadership, grew into a highly-successful company traded on Nasdaq under the symbol BOSC. Throughout his career, he has championed development and support of new talent in the high tech and entrepreneurial arenas. He is a Technion graduate and the Chairman of the Institute of Innovation and Technology of Israel. Mr. Baruch serves as a member of the Company’s Board of Directors due to the perspective and experience he brings to Our Board.

Richard J. Berman, has served as a director of the Company since November 2018. Mr. Berman’s career spans over 35 years of venture capital, senior management and merger and acquisitions experience. He possesses a strong track record of providing senior leadership as an executive and board member of public and private companies, with extensive experience in many business sectors including finance, technology, retail, bio-science and real estate. Mr. Berman currently serves as a Director of four public companies: Advaxis, Inc., Catasys, Inc., Cryoport Inc. and Immuron. He also served as a Director or Officer of more than a dozen public and private companies, including Chairman of National Investment Managers, a company with $12 billion in pension administration assets, from 2006 to 2011. Mr. Berman has a strong track record of providing corporate leadership in the financial services sector, serving as Director of two leading private companies, Strategic Funding Source, an alternative lender to small businesses; and Honor Capitol, an organization that provides auto and home insurance loans to consumers. Mr. Baruch serves as a member of the Company’s Board of Directors due to the perspective and experience he brings to our Board.

Yochanon Bruk, is the managing partner of Dinar Zuz LLC and has served as a director of the Company since December 2019. Mr. Bruk joined Felman Trading in August 2009 as Logistics Manager and was appointed Corporate Logistics & Transportation Manager in 2011. In this role, he oversees the logistical operations and international distribution networks to ensure the seamless transportation of materials for Felman Production, CCMA, and a number of European-based companies that operate alongside Felman Trading. Mr. Bruk serves as a member of the Company’s Board of Directors due to the perspective and experience he brings to our Board.

Jeff Lewis has served as a director of the Company since February 2021. Mr. Lewis currently serves as Senior Vice President — Payments and Prepaid of Sutton Bank and has been at Sutton Bank since April 2017. Prior to joining Sutton Bank, Mr. Lewis was a Vice President, General Manger Financial Services at InComm since December 2012. Mr. Lewis has 25 years of payment industry experience with knowledge and experience in networks, card processing, payment processing and program management disciplines. Previously, Mr. Lewis also held key executive positions at Discovery Inc., FIS Global and Metavante Technologies Inc. where he developed a strong background in technology, regulatory and payment processing. Mr. Lewis serves as a member of the Company’s Board of Directors due to the perspective and experience he brings to our Board.

Edward Maldonado has served as a director of the Company since November 3, 2021. Mr. Maldonado is a Florida-based federal and state attorney who has been practicing law since 1997, and is the founder and principal of the Law Offices of Edward A. Maldonado, P.A., which was established in 2001. Mr. Maldonado’s practice includes federal and state litigation of civil claims, complex technology litigation and arbitration, as well as business, technology, intellectual property and regulatory matters. Over the course of his career, Mr. Maldonado has assisted hundreds of companies with licensure before the Federal Communications Commission and State Utility Commission. In 2004, Mr. Maldonado was consulted for and participated in the drafting and passing of the Illinois Phone Card Fraud Act, a law aimed at curbing consumer fraud by unstable and uncertified providers. Mr. Maldonado serves as a member of the Company’s board of directors due to his experience in advising clients with respect to telecom licensing . Mr. Maldonado is the designee of CIMA Telecom Inc. (“CIMA”).

Carol Pepper has served as a director of the Company since November 3, 2021. Ms. Pepper is the founder and Chief Executive Officer of Pepper International, a well-regarded family office and consulting firm she founded in 2001. Prior to founding Pepper International, Ms. Pepper accumulated over thirty years of experience in the wealth management industry. From 2000 to 2001, she was the Principal at the Private Wealth Management Division of Morgan Stanley. Prior to that, Ms. Pepper was the Director of Product Development at Instinet Incorporation from 1999 until 2000. She served as the Senior Financial Counselor and Portfolio Manager at Rockefeller & Co., Inc.

from 1998 until 1999, where she managed over $1 billion of private client assets. Prior to that, she served as the Vice President and Private Banker at Citibank between 1997 and 1998. Ms. Pepper is a published author who is a member of the Advisory Council of the United Nations Capital Development Fund, and an External Chief Investment Officer to wealthy families and single family offices. Ms. Pepper serves as a member of the Company’s board of directors due to the perspective and experience she brings from banking and wealth management. Ms. Pepper is the designee of Arik Maimon.

David B. Schottenstein, has served as a director of the Company since February 2021. Mr. Schottenstein is currently the Chief Executive Officer of Privé Revaux, an eyewear company, since June 2017, and has previously served as the Chief Executive Officer of DSCN Capital, an investment fund. He received his Rabbinic degree from Oholei Torah in 2002. Mr. Schottenstein serves as a member on the Company’s Board of Directors due to the perspective and experience he brings to our Board.

In addition to the foregoing, we believe that each of the Director Nominees that is nominated for reelection is well-qualified to serve as a member of our Board due to their prior experience and work with and on our Board.

Required Vote

In the election of directors, the nine persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR.

Current Directors and Executive Officers as of the Date of this Proxy Statement

Listed below are the names of the current directors and executive officers of the Company, their ages and positions held as of the Record Date and biographies if not disclosed above:

Name	Age	Position with the Company
Arik Maimon	46	Executive Chairman of the Board
Jeffery D. Johnson	54	Chief Executive Officer
Ran Daniel	54	Chief Financial Officer
Michael De Prado	52	Executive Vice Chairman of the Board
Adiv Baruch	58	Director
Richard J. Berman	78	Director
Yochanon Bruk	44	Director
Jeff Lewis	62	Director
Edward Maldonado	53	Director
Carol Pepper	59	Director
David B. Schottenstein	38	Director

Jeffery D. Johnson has served as the chief executive officer of the Company since August 2021. Prior to joining the Company, from April 2020 through August 2021, Mr. Johnson was a private consultant. From February 2017 through June 2020, Mr. Johnson was Senior Vice President for Commercial Prepaid at the Netspend Corporation, a Global Payments company. While at Netspend, Mr. Johnson was responsible for corporate strategy, market planning, sales execution, and operations for a $100M+ division of Netspend, among other things. From 2012 to January 2017, Mr. Johnson was the Chief Sales and Marketing Officer, and the Chief Revenue Officer at Card Compliant, LLC, which is a SaaS-based regulatory compliance solutions company serving the prepaid and stored value card industry. At Card Compliant, Mr. Johnson was the senior executive accountable for all aspects of direct and indirect sales, marketing strategy, and partner development. From 2006 through 2012, Mr. Johnson worked at the First Data Corporation (now FISERV), where he assumed the role of Senior Vice President and Division Manager of Prepaid Services from 2009 through 2012. Prior to that, Mr. Johnson was the Vice President of Sales from 2004 through 2006 for the Stored

Value Solutions, a Fleetcor Company. Mr. Johnson was a Board Member of the Innovative Payments Association from 2012 through 2020, and is currently a Board Member of DataSeers. Mr. Johnson holds a Bachelor of Business Administration degree from the Thomas More College.

Ran Daniel has served as Chief Financial Officer since December 23, 2018. He has over 25 years of financial and business management experience, accounting, auditing, business forecasting, M&A, due diligence, SEC regulations and internal control experiences. He was responsible for the financial and accounting functions in several companies and has extensive experience working as a CFO in both rapidly growing companies and publicly traded companies. He has worked with real estate, fashion, high-tech companies as well as remote institutional and high net worth individuals. Mr. Daniel is licensed as a Certified Public Accountant (CPA) in the United States and Israel, Chartered Financial Analyst (CFA) and is admitted to practice law in the State of New York. Mr. Daniel holds a Bachelor of Economics, a Bachelor of Accounting and an MBA in Finance from the Hebrew University, as well as a Graduate Degree in Law from the University of Bar-Ilan.

The Company, Arik Maimon, Michael De Prado, Dinar Zuz, LLC (which is controlled by Yochanon Bruk) and CIMA are party to a Voting Agreement and Proxy, dated December 31, 2019, pursuant to which (i) Mr. Maimon has the right to appoint two directors, which are Mr. Maimon and Carol Pepper, (ii) Mr. De Prado has the right to appoint one director, which is Mr. De Prado, (iii) Dinar Zuz LLC has the right to appoint one director, which is Mr. Bruk and (iv) CIMA has the right to appoint one director, which is Mr. Maldonado. To the best of the Company’s knowledge, other than the foregoing, there are no arrangements or understandings between any director, Director Nominee or executive officer and any other person pursuant to which any person was selected as a director, Director Nominee or executive officer. There are no family relationships between any of the Company’s directors, Director Nominees or executive officers. To the Company’s knowledge there have been no material legal proceedings as described in instruction 4 to Item 103 of Regulation S-K or Item 401(f) of Regulation S-K during the last ten years that are material to an evaluation of the ability or integrity of any of the Company’s directors or executive officers.

Board of Directors and Corporate Governance

General

Our Board oversees the activities of our management in the handling of the business and affairs of our company. Our common stock trades on the NASDAQ Capital Market and we are subject to listing requirements which include the requirement that our Board be comprised of a majority of “independent” directors. Mr. Berman, Mr. Lewis, Mr. Baruch, Mr. Schottenstein and Ms. Pepper currently meet the definition of “independent” as defined by the SEC. The Board of Directors has separately designated audit, nominating and compensation committees. Our Chairman, Arik Maimon, is an employee of the Company and as such does not qualify as an “independent” director.

Committees of the Board

On December 30, 2020, the Board established an audit committee (the “Audit Committee”), compensation committee (the “Compensation Committee”) and Nominating and Corporate Governance committee (the “Nominating and Corporate Governance Committee”). Each committee has a charter which will be reviewed on an annual basis by the members of such committee. A current copy of each committee charter is available to stockholders on the Company’s website at https://cuentas.com/cuen/ir.php?lang=en .

Audit Committee

Our Board of Directors has an Audit Committee, composed of Messrs. Berman, Lewis and Baruch, each of whom are independent directors as defined in accordance with section Rule 10A-3 of the Exchange Act and the rules of Nasdaq. Mr. Berman serves as chairman of the committee. The Board has determined that Mr. Berman is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit Committee has a charter (which will be reviewed annually) and performs several functions. The Audit Committee:

•        evaluates the independence and performance of, and assesses the qualifications of, our independent auditor and engages such independent auditor;

•        approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services and approves in advance any non-audit service and fees therefor to be provided by the independent auditor;

•        monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•        reviews the financial statements to be included in our annual report on Form 10-K and quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•        oversees all aspects of our systems of internal accounting and financial reporting control and corporate governance functions on behalf of the board; and

•        provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the board, including compliance with requirements of Sarbanes-Oxley and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

The Audit Committee has a charter, which will be reviewed annually.

Compensation Committee

Our Board of Directors has a Compensation Committee composed of Messrs. Berman, Baruch and Schottenstein, each of whom is independent in accordance with rules of Nasdaq. Mr. Baruch is the chairman of the Compensation Committee. Our Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as company benefit and insurance plans, including monitoring the performance thereof. The Compensation Committee has a charter, which will be reviewed annually.

Nominating and Corporate Governance Committee

Our Board of Directors has a Nominating and Corporate Governance Committee composed of Messrs. Berman, Lewis and Schottenstein, each of whom is independent in accordance with rules of Nasdaq. Mr. Schottenstein is the chairman of the Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee reviews our corporate governance policies and with proposing potential director nominees to the Board of Directors for consideration. The Nominating and Corporate Governance Committee will consider director nominees recommended by security holders. The Nominating and Corporate Governance Committee has a charter, which will be reviewed annually.

Attendance

There were 14 meetings, exclusive of action by unanimous written consent, of the Board held during fiscal year 2020. Each of our directors attended all of the aggregate number of meetings of the Board that they were eligible to attend.

There were 4 meetings, exclusive of action by unanimous written consent, of the Audit Committee held during fiscal year 2020. Each of the committee members attended all of the meetings of the Audit Committee that they were eligible to attend.

There were 3 meetings, exclusive of action by unanimous written consent, of the Compensation Committee held during fiscal year 2020. Each of the committee members attended all of the meetings of the Compensation Committee that they were eligible to attend.

Code of Ethics

We have adopted a formal code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. We will provide a copy of our code of ethics to any person without charge, upon request. For a copy of our code of ethics write to Compliance Officer, Cuentas Inc., 235 Lincoln Road, Suite 210, Miami Beach, Florida, 33139. A current copy of our code of ethics is also available on our website at https://cuentas.com/cuen/ir.php?lang=en.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who own more than 10% of our outstanding shares of Common Stock (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership in our Common Stock and other equity securities. To the Company’s knowledge, based solely on its review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, the Company believes that during its fiscal year ended December 31, 2020, all filing requirements applicable to the Reporting Persons were timely met.

Transactions with Related Persons

Aside from compensation arrangements with executive officers and directors described below, there are no other transactions entered into by the Company with related persons.

Related Person Transaction Approval Policy

While we have no written policy regarding approval of transactions between us and a related person, our Board, as matter of appropriate corporate governance, reviews and approves all such transactions, to the extent required by applicable rules and regulations. Generally, management would present to the Board for approval at the next regularly scheduled Board meeting any related person transactions proposed to be entered into by us. The Board may approve the transaction if it is deemed to be in the best interests of our stockholders and the Company.

Executive Compensation

The following table sets forth certain information for the fiscal years ended December 31, 2020 and 2019, with respect to compensation awarded to, earned by or paid to our Chairman of the Board and Chief Executive Officer, President, and Chief Financial Officer (the “Named Executive Officers”). No other executive officer received total compensation in excess of $1,033,533 during fiscal year 2020.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Option Awards	Non-equity incentive plan compensation	Nonqualified deferred compensation earnings	All Other Compensation	Total Compensation
Arik Maimon	2020	$295,000	$500,000	$253,333	$—	$—	$5,000	$1,053,333
Executive Chairman(1)	2019	180,000	$93,740	$—	$—	$—	$10,000	$283,740
Michael De Prado	2020	$265,000	$500,000	$202,667	$—	$—	$4,000	$971,667
Executive Vice Chairman(2)	2019	130,000	$93,740	$—	$—	$—	$6,000	$229,740
Ran Daniel	2020	$162,000	$100,000	$—	$—	$—	$179,452	$441,952
CFO	2019	$175,500	$—	$102,991	$—	$—	$—	$278,941

____________

(1)      Mr. Maimon served as CEO through February 2021.

(2)      Mr. De Prado served as President through February 2021

Founder/Executive Chairman Compensation Agreement with Arik Maimon, and Founder/Executive Vice-Chairman Compensation Agreement with Michael De Prado

On August 26, 2021, the Company and Arik Maimon entered into a Founder/Executive Chairman Compensation Agreement (the “Chairman Compensation Agreement”). Additionally, on August 26, 2021, the Company and Michael De Prado entered into a Founder/Executive Vice-Chairman Compensation Agreement (the “Vice-Chairman Compensation Agreement” and collectively with the Chairman Compensation Agreement, the “Chairman Compensation Agreements”). The term of each of these Chairman Compensation Agreements became effective as of August 26, 2021 and replaces any prior arrangements or employment agreements between the Company and each of Mr. Maimon and Mr. De Prado (each such individual, an “Executive” and together, the “Executives”).

Under the terms of the Chairman Compensation Agreements, the Executives agreed to be employed by the Company for an initial continuous twelve-month term beginning on the effective date of August 26, 2021, and ending on August 25, 2022. The initial term would be automatically extended for additional one (1) year periods on the same terms and conditions as set out in the Chairman Compensation Agreements; however, the Chairman Compensation Agreements, respectively, will not renew automatically if either the Company or the respective Executive provide a written notice to the other of a decision not to renew, which notice must be given at least ninety (90) days prior to the end of the initial term or any subsequently renewed one (1) year term.

Pursuant to the terms of the Chairman Compensation Agreement, Mr. Maimon will receive an annual base salary of two hundred ninety-five thousand dollars ($295,000) per year, and pursuant to the terms of the Vice-Chairman Compensation Agreement, Mr. De Prado will receive an annual base salary of two hundred seventy-five thousand dollars ($275,000) per year, and each will be eligible for an annual incentive payment of up to one hundred percent (100%) of their respective base salary, which annual incentive payment shall be based on the Company’s performance as compared to the goals established by the Company’s Board of Directors in consultation with each Executive, respectively. This annual incentive shall have a twelve (12) month performance period and will be based on a January 1 through December 31 calendar year, with the Executives’ entitlement to the annual incentive and the amount of such award, if any, remaining subject to the good faith discretion of the Board of Directors. Any such annual incentive shall be paid by the end of the second quarter following the calendar year to which each respective Executive’s performance relates. Pursuant to the terms of the Chairman Compensation Agreements, each Executive has the option to have any such earned annual incentive be paid in fully vested shares of the Company’s Common Stock, but must elect such option by the end of the first quarter following the relevant performance calendar year period.

In the event of a change in control of the Company, as defined under the terms of the Chairman Compensation Agreements, that takes place (i) during the term of the Chairman Compensation Agreement or (ii) prior to the date which is twenty-four (24) months from the effective date of the Chairman Compensation Agreements, if the Executive’s employment otherwise terminates prior to such date (other than if the Executive’s employment was terminated for cause or the Executive resigned his employment without good reason, as such terms are defined under the Chairman Compensation Agreements), each respective Executive shall be entitled to a bonus payment equal to two and one-half percent (2.5%) of the cash consideration received by the shareholders of the Company in the change in control transaction.

Under the Chairman Compensation Agreements, each Executive is subject to certain obligations and restrictive covenants, including, but not limited to: confidentiality, non-competition, non-solicitation, and non-disparagement, among others. The Chairman Compensation Agreements are each governed by the laws of the State of Florida. The Chairman Compensation Agreements may be terminated by the Company for cause or without cause, and by each respective Executive for good reason or without good reason, as such terms are defined under the Chairman Compensation Agreements.

Prior Employment Agreements with Mr. Maimon and Mr. De Prado

On July 24, 2020, our Compensation Committee approved the amendments to the employment agreements with each of Mr. Maimon and Mr. De Prado. The Employment Agreements superseded the terms of the pre-existing Employment Agreements.

Pursuant to the terms of the Employment Agreements, among other things:

(1)    Mr. Maimon received the following compensation: (a) a base salary of $295,000 per annum during the term of employment (the earlier of four months (or any extension thereof) or the appointment of a replacement president), and after the employment term ends payment of such amount continuing in the form of board compensation for an initial period of 18 months, which may be extended from year to year for an additional 12 months (for up to 36 months in total) upon receipt of required approvals (b) participation in the Company’s employee benefits plan; (c) participation in the Company’s Funding and Change in Control Bonus Plans, if and when in effect, as described below in section 5.

(2)    Mr. De Prado received the following compensation: (a) a base salary of $265,000 per annum during the term of employment (the earlier of four months (or any extension thereof) or the appointment of a replacement president), and after the employment term ends payment of such amount continuing in the form of board compensation for an initial period of 18 months, which may be extended from year to year for an additional 12 months (for up to 36 months in total) upon receipt of required approvals; (b) participation in the Company’s employee benefits plan; (c) participation in the Company’s Funding and Change in Control Bonus Plans, if and when in effect, as described below in section 5.

(3)    Each of Mr. De Prado and Mr. Maimon were employed for an initial term of four months which could be extended up to an 18 month period as a Special Board Compensation unless either party terminates the New Employment Agreements. The terms ended as of February 24, 2021 at which time Mr. De Prado and Mr. Maimon ceased to serve as President and CEO, respectively and Mr. Maimon began serving as Interim CEO pending engagement of a new CEO.

(4)    The Executives were entitled to a bonus payment in connection with the Change in Control of the Company (the “Change in Control Bonus”). The Change in Control Bonus for the Executive will be based upon a Bonus Percentage (as set forth in the chart below) based upon the cash consideration received by the stockholders of the Company in the Change in Control transaction (minus any expenses, holdback provisions or other deductions from the purchase price), as determined in the sole discretion of the Board.

(a)     The Bonus Percentage in relation to the cash consideration received by the stockholders is as follows:

Bonus Percentage	Cash Consideration Received by Stockholders
0%	Less than $150 million
1% (one percent)	$150 million or more
2.5% (two and one-half percent)	$250 million or more
3.75% (three and three-fourths percent)	$500 million or more
5% (five percent)	$1 Billion or more

(5)    The Executives were entitled to participate in the Company’s employee benefit, pension and/or profit-sharing plans, and the Company will pay certain health and dental premiums on their behalf.

(6)    Each of the Executives were entitled to certain travel and expense reimbursement.

(7)    The Executives agreed to a one-year non-competition agreement following the termination of their employment.

As the employment terms of the Executives terminated on February 24, 2021, Mr. Maimon became the chairman (and interim CEO) of the Company and Mr. De Prado became the vice chairman. Under the Employment Agreements, each of them continued to receive the Special Board Compensation described in clause 2 above.

On December 28, 2018, the Company entered into an Employment Agreement with Mr. Daniel. Pursuant to the terms of the Employment Agreement, among other things:

(1)    Mr. Daniel receives a base salary of $162,500 per annum for initial five years term. The Agreement will be automatically renewed for successive one-year periods unless either party provides ninety days’ prior notice of termination. Furthermore, during the term of his Employment Mr. Daniel’s compensation shall no less than any other officer or employee of the Company or its subsidiary.

(2)    Mr. Daniel has the right, on the same basis as other senior executives of the Company, to participate in and to receive benefits under any of the Company’s employee benefit plans, as such plans may be modified from time to time, and provided that in no event shall Mr. Daniel receive less than four weeks paid vacation per annum and six paid sick and five paid personal days per annum.

(3)    Upon the successful up-listing of the Company’s shares of Common Stock to Nasdaq, Mr. Daniel receives a $100,000 bonus.

(4)    Mr. Daniel has agreed to a one-year non-competition agreement following the termination of his employment.

(5)    If Mr. Daniel’s employment with the Company terminates as a result of an involuntary termination (as defined in the Employment Agreement), then, in addition to any other benefits described in this Agreement, Mr. Daniel shall receive all compensation bonuses and benefits earned the date of his termination of employment. In addition, Mr. Daniel will be entitled to a lump sum payment equivalent to the remaining salary due Mr. Daniel to the end of the term of his Employment or six months’ salary, whichever is the greater;

Stock Options

Outstanding Stock Option Awards

The following table sets forth certain information with respect to unexercised stock options held by the Named Executive Officers outstanding on December 31, 2020:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g) (9)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Arik Maimon	68,000	—	—	11.93	44,000 options at March 29, 2025 and the reminder at November 12, 2023	—	—	—	—
Michael De Prado	35,200	—	—	14.35	March 29, 2025	—	—	—	—
Ran Daniel	20,000	—	—	5.29	April 6, 2024	—	—	—	—

Director Compensation

No director compensation was paid in 2020.

For 2021, non-employee directors receive $50,000 per year, paid quarterly. In addition, the chairman of the audit committee receives an additional $10,000 annually, the chairman of the compensation committee receives an additional $7,000 annually and the chairman of the nominating and corporate governance committee receives an additional $5,000 annually.

PROPOSAL 2
APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act, the following proposal, commonly known as a “Say on Pay” proposal, enables our stockholders to vote to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with applicable SEC rules.

Our goal for our executive compensation program is to attract, motivate and retain a talented team of executives who will provide leadership for our success, and thereby increase stockholder value. We believe that our executive compensation program satisfies this goal and is strongly aligned with the long-term interests of our stockholders. We urge stockholders to read the section titled “Executive Compensation” elsewhere in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers in 2020.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This “say-on-pay” proposal gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers described in this proxy statement. Accordingly, we will ask our stockholders to vote FOR the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Cuentas Inc. approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Cuentas Inc. proxy statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC.”

This say-on-pay vote is advisory, and therefore, is not binding on us, our Compensation Committee or our Board. Our Board and our Compensation Committee value the opinions of our stockholders, and to the extent that this resolution is not approved by a majority of the votes properly cast, we may review and consider the results of this advisory vote in future compensation deliberations.

Required Vote

The approval, on an advisory basis, of the stockholders by a majority of the votes properly cast at the Annual Meeting is being sought to approve the compensation of our named executive officers as disclosed in this proxy statement.

Recommendation

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

Proposal 3
CONDUCTING FUTURE NON-BINDING STOCKHOLDER ADVISORY VOTES ON THE COMPENSATION OF NAMED EXECUTIVE OFFICERS

Introduction

Under the Dodd-Frank Act, public companies are generally required to include in their proxy solicitations at least once every six years an advisory vote on whether an advisory vote on named executive officer compensation (such as the say-on-pay proposal that is included in this proxy statement) should occur every one, two or three years.

We believe we have effective executive compensation practices. That said, our Board believes that providing our stockholders with an advisory vote on named executive officer compensation every three years will bolster our executive compensation practices by allowing the Board and Compensation Committee to consider stockholder analysis when making compensation determinations.

For the above reasons, our Board recommends that stockholders approve holding an advisory vote on named executive officer compensation every three years.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years, or you may abstain from voting when you vote in response to the resolution set forth below.

“RESOLVED, that the option of once every year, two years, or three years, that receives the highest number of votes cast for this resolution will be determined to be the stockholders’ preferred frequency with which Cuentas Inc. is to hold a stockholder advisory vote regarding the executive compensation of its named executive officers, as disclosed pursuant to the SEC’s compensation disclosure rules.”

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on the compensation of our named executive officers that has been selected by stockholders. However, because the vote on this proposal is only advisory in nature and is not binding on us or our Board, our Board will review and consider the results of the vote, but may decide that it is in our best interests and the best interests of our stockholders to hold an advisory vote on the compensation of our named executive officers more or less frequently than the option approved by our stockholders. The results of this advisory vote and the determination of the Board following such advisory vote will be included in a Current Report on Form 8-K.

Required Vote

The frequency of conducting future stockholder advisory votes on named executive officer compensation (which will be either every year, every two years or every three years) will be determined by the frequency that receives the largest number of votes.

Recommendation

OUR BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS NON-BINDING ADVISORY VOTE TO OCCUR EVERY three years.

PROPOSAL 4
RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL 2021

Introduction

The Audit Committee of the Company’s Board of Directors has appointed the firm of Halperin Ilanit, Certified Public Accountants to serve as the Company’s independent auditors for our fiscal year ending December 31, 2021. Stockholders will be asked to ratify the Audit Committee’s appointment of the Auditor to serve as our independent auditors. The Board, through its Audit Committee, is directly responsible for appointing the Company’s independent registered public accounting firm. The Board is not bound by the outcome of this vote but will consider these voting results when selecting the Company’s independent auditor for fiscal year 2022. A representative of the Auditor is not expected to be present at the Annual Meeting.

Fees

Audit Fees

The Company incurred annual audit fees during the years ended December 31, 2020 and December 31, 2019 with Halperin Ilanit CPA totaling approximately $55,000.

Audit-Related Fees

The Company incurred annual audit related fees during the year ended December 31, 2020 totalling approximately $35,000. Our principal accountant did not provide audit related services that are reasonably related to the performance of our audit or review of our financial statements for the fiscal year ended December 31, 2019.

All Other Fees

There were no other fees billed for products or services provided by our principal accountant for the fiscal years ended December 31, 2020 and December 31, 2019.

Our audit committee reviewed or ratified the engagement of the Company’s principal accountant or the fees disclosed above.

Required Vote

Ratification of the appointment by the Audit Committee of the Auditor as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021 requires the affirmative vote of a majority of the votes cast at this Annual Meeting.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT BY THE BOARD OF HALPERIN ILANIT, CERTIFIED PUBLIC ACCOUNTANTS AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING December 31, 2021.

PROPOSAL 5
THE 2021 PLAN

General

On May 27, 2021, the Company’s Compensation Committee approved and on June 17, 2021, the Board approved, the 2021 Plan, subject to shareholder approval. If the 2021 Plan is approved by the shareholders, the Company will be authorized to grant equity awards to eligible service providers. The form of the 2021 Plan is attached to this proxy statement as Annex A.

Purpose of the Incentive Plan Proposal

The purpose of the 2021 Plan is to promote the long-term success of the Company and the creation of stockholder value by encouraging service providers to focus on critical long-range corporate objectives and linking service providers directly to stockholder interests through increased stock ownership. The Company believes that the 2021 Plan will be important in helping to attract and retain service providers of the Company with exceptional qualifications. The Company intends to make under the 2021 Plan as described below.

Reasons for the Approval of the Incentive Plan Proposal

Shareholder approval of the 2021 Plan is necessary in order for the Company to (a) meet the shareholder approval requirements of the Nasdaq Stock Exchange and (b) grant incentive stock options (“ISOs”).

Material Terms of the 2021 Plan

The material terms of the 2021 Plan, are summarized below. This summary, however, is not intended to be a complete description of the 2021 Plan and is qualified in its entirety by reference to the complete text of the 2021 Plan, the form of which is attached to proxy statement as Annex A. To the extent there is a conflict between the terms of this summary and the 2021 Plan, the terms of the 2021 Plan will control.

Administration.    The 2021 Plan will be administered by a committee which shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Exchange Act to which the board of directors delegates such administration (as applicable, the “Plan Administrator”). Subject to the terms of the 2021 Plan, the Plan Administrator will have the authority to (a) determine the eligible individuals who are to receive awards under the 2021 Plan, (b) determine the terms and conditions of awards granted under the 2021 Plan, (c) determine performance criteria and the achievement of such criteria, (d) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards and (e) make all other decisions related to the 2021 Plan and awards granted thereunder. The Plan Administrator may also delegate to one or more senior officers of the Combined Company the authority to grant awards, subject to terms and conditions determined by the Plan Administrator and within the limitations of Section 16 of the Exchange Act.

Types of Awards.    The 2021 Plan provides for the grant of stock options, which may be ISOs or nonstatutory stock options (“NSOs”), stock appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”) and other cash-based, equity-based or equity-related awards that the Plan Administrator determines are consistent with the purpose of the 2021 Plan and the interests of the Company, or collectively, awards.

Share Reserve.    The number of shares of the Company’s Common Stock that may be issued under the 2021 Plan is 3,150,000, inclusive of options to purchase an aggregate of 1,550,000 that have been issued under the 2021 Plan (see “New Plan Benefits” below).

If options, stock appreciation rights, restricted stock units or any other awards are forfeited, cancelled or expire before being exercised or settled in full, the shares subject to such awards will again be available for issuance under the 2021 Plan. If stock appreciation rights are exercised or restricted stock units are settled, only the number of shares actually issued upon exercise or settlement of such awards will reduce the number of shares available under the 2021 Plan. If restricted shares or shares issued upon exercise of an option are reacquired by the Company pursuant to a forfeiture provision, repurchase right or for any other reason, then such shares will again be available for issuance under the 2021 Plan. Shares applied to pay the exercise price of an option or satisfy withholding taxes related to any award will again become available for issuance under the 2021 Plan. To the extent an award is settled in cash, the cash settlement will not reduce the number of shares available for issuance under the 2021 Plan.

Shares issued under the 2021 Plan may be authorized but unissued shares or treasury shares.

Eligibility.    Employees (including officers), non-employee directors and consultants who render services to the Company or a parent, subsidiary or affiliate thereof (whether now existing or subsequently established) are eligible to receive awards under the 2021 Plan. ISOs may only be granted to employees of the Company or subsidiary thereof (whether now existing or subsequently established). As of the date hereof, approximately 18 persons (including executive officers and non-employee directors) would be eligible to participate in the 2021 Plan.

International Participation.    The Plan Administrator has the authority to implement sub-plans (or otherwise modify applicable grant terms) for purposes of satisfying applicable foreign laws, conforming to applicable market practices or for qualifying for favorable tax treatment under applicable foreign laws, and the terms and conditions applicable to awards granted under any such sub-plan or modified award may differ from the terms of the 2021 Plan. Any shares issued in satisfaction of awards granted under a sub-plan will come from the 2021 Plan share reserve.

Repricing.    The Plan Administrator has full authority to reprice (reduce the exercise price of) options and stock appreciation rights or to approve programs in which options and stock appreciation rights are exchanged for cash or other equity awards on terms the Plan Administrator determines.

Stock Options.    A stock option is the right to purchase a certain number of shares of stock at a fixed exercise price which, pursuant to the 2021 Plan, may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Subject to limited exceptions, an option may have a term of up to 10 years and will generally expire sooner if the optionee’s service terminates. Options will vest at the rate determined by the Plan Administrator. An optionee may pay the exercise price of an option in cash, or, with the administrator’s consent, with shares of stock the optionee already owns, with proceeds from an immediate sale of the option shares through a broker approved by us, through a net exercise procedure or by any other method permitted by applicable law.

Stock Appreciation Rights.    A stock appreciation right provides the recipient with the right to the appreciation in a specified number of shares of stock. The Plan Administrator determines the exercise price of stock appreciation rights granted under the 2021 Plan, which may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Subject to limited exceptions, a stock appreciation right may have a term of up to 10 years and will generally expire sooner if the recipient’s service terminates. SARs will vest at the rate determined by the Plan Administrator. Upon exercise of a SAR, the recipient will receive an amount in cash, stock, or a combination of stock and cash determined by the Plan Administrator, equal to the excess of the fair market value of the shares being exercised over their exercise price.

Tax Limitations on Incentive Stock Options.    The aggregate fair market value, determined at the time of grant, of the Company’s Common Stock with respect to ISOs that are exercisable for the first time by an option holder during any calendar year under all of the Company’s stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. .No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of the Company’s total combined voting power or that of any of the Company’s affiliates unless (a) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (b) the term of the ISO does not exceed five years from the date of grant.

Restricted Stock Awards.    Shares of restricted stock may be issued under the 2021 Plan for such consideration as the Plan Administrator may determine, including cash, services rendered or to be rendered to the Company, promissory notes or such other forms of consideration permitted under applicable law. Restricted shares may be subject to vesting, as determined by the Plan Administrator. Recipients of restricted shares generally have all of the rights of a shareholder with respect to those shares, including voting rights, however any dividends and other distributions on restricted shares will generally be subject to the same restrictions on transferability and forfeitability as the underlying shares.

Restricted Stock Units.    A restricted stock unit is a right to receive a share, at no cost to the recipient, upon satisfaction of certain conditions, including vesting conditions, established by the Plan Administrator. RSUs vest at the rate determined by the Plan Administrator and any unvested RSUs will generally be forfeited upon termination of the recipient’s service. Settlement of restricted stock units may be made in the form of cash, stock or a combination of cash and stock, as determined by the Plan Administrator. Recipients of restricted stock units generally will have no voting or dividend rights prior to the time the vesting conditions are satisfied and the award is settled. At the Plan Administrator’s discretion and as set forth in the applicable restricted stock unit agreement, restricted stock units may provide for the right to dividend equivalents which will generally be subject to the same conditions and restrictions as the restricted stock units to which they pertain.

Other Awards.    The Plan Administrator may grant other awards based in whole or in part by reference to the Company’s Common Stock and may grant awards under other plans and programs that will be settled with shares issued under the 2021 Plan. The Plan Administrator will determine the terms and conditions of any such awards.

Changes to Capital Structure.    In the event of certain changes in capitalization, including a stock split, reverse stock split or stock dividend, proportionate adjustments will be made in the number and kind of shares available for issuance under the 2021 Plan, the limit on the number of shares that may be issued under the 2021 Plan as ISOs, the number and kind of shares subject to each outstanding award and/or the exercise price of each outstanding award.

Corporate Transactions.    If the Company is party to a merger, consolidation or certain change in control transactions, each outstanding award will be treated as described in the definitive transaction agreement or as the Plan Administrator determines, which may include the continuation, assumption or substitution of an outstanding award, the cancellation of an outstanding award after an opportunity to exercise or the cancellation of an outstanding award in exchange for a payment equal to the value of the shares subject to such award less any applicable exercise price. In general, if an award held by a participant who remains in service at the effective time of a change in control transaction is not continued, assumed or substituted, then the award will vest in full, and for awards subject to one or more performance-based vesting conditions that have not yet been satisfied, such performance-based vesting conditions shall be deemed achieved at 100% of target levels.

Change of Control.    The Plan Administrator may provide, in an individual award agreement or in any other written agreement with a participant, that the award will be subject to acceleration of vesting and exercisability in the event of a change of control or in connection with a termination of employment in connection with or following a change in control.

Transferability of Awards.    Unless the Plan Administrator determines otherwise, an award generally will not be transferable other than by beneficiary designation, a will or the laws of descent and distribution. The Plan Administrator may permit transfer of an award in a manner consistent with applicable law.

Amendment and Termination.    The Plan Administrator may amend or terminate the 2021 Plan at any time. Any such amendment or termination will not affect outstanding awards. If not sooner terminated, the 2021 Plan will terminate automatically 10 years after its adoption by the Board. Shareholder approval is not required for any amendment of the 2021 Plan, unless required by applicable law, government regulation or exchange listing standards.

Certain Federal Income Tax Aspects of Awards Under the 2021 Plan

This is a brief summary of the U.S. federal income tax aspects of awards that may be made under the 2021 Plan based on existing U.S. federal income tax laws as of the date of this this proxy statement. This summary covers only the basic tax rules. It does not describe a number of special tax rules, including the alternative minimum tax and various elections that may be applicable under certain circumstances. It also does not reflect provisions of the income tax laws of any municipality, state or foreign country in which a holder may reside, nor does it reflect the tax consequences of a holder’s death. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the 2021 Plan should consult their own professional tax advisors concerning tax aspects of awards under the 2021 Plan. The discussion below concerning tax deductions that may become available to the Combined Company under U.S. federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit or asset from those deductions. The tax consequences of awards under the 2021 Plan depend upon the type of award. Changes to tax laws following the date of this proxy statement could alter the tax consequences described below.

Incentive Stock Options.    No taxable income is recognized by an optionee upon the grant or vesting of an ISO, and no taxable income is recognized at the time an ISO is exercised unless the optionee is subject to the alternative minimum tax. The excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares is includable in alternative minimum taxable income.

If the optionee holds the purchased shares for more than one year after the date the ISO was exercised and more than two years after the ISO was granted (the “required ISO holding periods”), then the optionee will generally recognize long-term capital gain or loss upon disposition of such shares. The gain or loss will equal the difference between the amount realized upon the disposition of the shares and the exercise price paid for such shares. If the optionee disposes of the purchased shares before satisfying either of the required ISO holding periods, then the optionee will recognize ordinary income equal to the fair market value of the shares on the date the ISO was exercised over the exercise price paid for the shares (or, if less, the amount realized on a sale of such shares). Any additional gain will be a capital gain and will be treated as short-term or long-term capital gain depending on how long the shares were held by the optionee.

Nonstatutory Stock Options.    No taxable income is recognized by an optionee upon the grant or vesting of an NSO, provided the NSO does not have a readily ascertainable fair market value. If the NSO does not have a readily ascertainable fair market value, the optionee will generally recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares. If the optionee is an employee or former employee, the optionee will be required to satisfy the tax withholding requirements applicable to such income. Upon resale of the purchased shares, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the optionee.

Restricted Stock.    A participant who receives an award of restricted stock generally does not recognize taxable income at the time of the award. Instead, the participant recognizes ordinary income when the shares vest, subject to withholding if the participant is an employee or former employee. The amount of taxable income is equal to the fair market value of the shares on the vesting date(s) less the amount, if any, paid for the shares. Alternatively, a participant may make a one-time election to recognize income at the time the participant receives restricted stock in an amount equal to the fair market value of the restricted stock (less any amount paid for the shares) on the date of the award by making an election under Section 83(b) of the Code.

Restricted Stock Unit Awards.    In general, no taxable income results upon the grant of an RSU. The recipient will generally recognize ordinary income, subject to withholding if the recipient is an employee or former employee, equal to the fair market value of the shares that are delivered to the recipient upon settlement of the RSU. Upon resale of the shares acquired pursuant to an RSU, any subsequent appreciation or depreciation in the value of the shares will be treated as short-term or long-term capital gain or loss depending on how long the shares were held by the recipient.

Stock Appreciation Rights.    In general, no taxable income results upon the grant of a SAR.A participant will generally recognize ordinary income in the year of exercise equal to the value of the shares or other consideration received. In the case of a current or former employee, this amount is subject to withholding. Section 409A. The foregoing description assumes that Section 409A of the Code does not apply to an award. In general, options and stock appreciation rights are exempt from Section 409A if the exercise price per share is at least equal to the fair market value per share of the underlying stock at the time the option or stock appreciation right was granted. RSUs are subject to Section 409A unless they are settled within two and one half months after the end of the later of (a) the end of the Company’s fiscal year in which vesting occurs or (b) the end of the calendar year in which vesting occurs. Restricted stock awards are not generally subject to Section 409A. If an award is subject to Section 409A and the provisions for the exercise or settlement of that award do not comply with Section 409A, then the participant would be required to recognize ordinary income whenever a portion of the award vested (regardless of whether it had been exercised or settled). This amount would also be subject to a 20% U.S. federal tax in addition to the U.S. federal income tax at the participant’s usual marginal rate for ordinary income.

Tax Treatment of the Company.    The Company will generally be entitled to an income tax deduction at the time and to the extent a participant recognizes ordinary income as a result of an award granted under the 2021 Plan. However, Section 162(m) of the Code may limit the deductibility of certain awards granted under the 2021 Plan. Although the Plan Administrator considers the deductibility of compensation as one factor in determining executive compensation, the Plan Administrator retains the discretion to award and pay compensation that is not deductible as it believes that it is in the shareholders’ best interests to maintain flexibility in the approach to executive compensation and to structure a program that the Company considers to be the most effective in attracting, motivating and retaining key employees.

New Plan Benefits

On November 3, 2021, we granted stock options to executive offices and non-employee directors

The options vest on the terms set forth on the table below. Such options cannot be exercised until, and are subject to, shareholder approval of the 2021 Plan. If shareholder approval is not obtained, such options shall be cancelled.

The following table shows the total number of options that have been granted to the identified individuals and groups, which awards are subject to the approval of Proposal No. 5 by our shareholders::

Name	Number of Options	Exercise Price	Vesting Schedule
Jeffery D Johnson	500,000	$2.80	125,000 on grant date. 187,500 on each Employment Anniversary.
Shalom Arik Maimon	200,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Michael DePrado	150,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Ran Daniel	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Richard Berman	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Yochanon Bruk	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Jeff Lewis	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
David Schottenstein	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Adiv Baruch	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
Carol Pepper	100,000	$2.80	50% on grant date; 50% on 12 month anniversary of grant date
All executive officers as a group	950,000
All non-executive directors as a group	600,000
All non-executive officer employees as a group	300,000

Registration with the SEC

If the 2021 Plan is approved by the Company’s shareholders and becomes effective, the Company intends to file a registration statement on Form S-8 registering the shares of the Company’s Common Stock reserved for issuance under the 2021 Plan as soon as reasonably practicable thereafter form.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of Common Stock entitled to vote is required for approval of the Incentive Plan Proposal. Since the directors will only receive their option grants if the 2021 Plan is approved by the shareholders at this meeting, the directors have a pecuniary interest in the outcome of this vote.

Recommendation.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE 2021 PLAN.

OTHER INFORMATION

Proxy Solicitation

All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised proxy at a later date. Proxies in the form enclosed, unless previously revoked, will be voted at the Annual Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Board.

Securities Outstanding; Votes Required

As of the close of business on the Record Date there were 14,965,690 shares of Common Stock outstanding. Stockholders are entitled to one vote for each share of Common Stock owned. In the election of directors, the nine persons receiving the highest number of affirmative votes cast at the Annual Meeting will be elected. The affirmative vote of a majority of the shares of Common Stock cast at the Annual Meeting in person or by proxy is required for approval of proposals 2, 4 and 5. With regard to Proposal 3, the frequency of conducting future stockholder advisory votes will be determined by the frequency that receives the largest number of votes. Shares of the Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Annual Meeting, regardless of how or whether such shares are voted on any specific proposal.

Other Business

Our Board knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth, as of November 3, 2021, certain information with respect to the beneficial ownership of shares of our common stock by: (i) each person known to us to be the beneficial owner of more than five percent (5%) of our outstanding shares of common stock, (ii) each director or nominee for director of our Company, (iii) each of the executives, and (iv) our directors and executive officers as a group. Unless otherwise indicated, the address of each shareholder is c/o our company at our principal office address:

Beneficial Owner	Address	Number of Shares Beneficially Owned	Percent of Class (1)
Arik Maimon(2) Executive Chairman	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	1,689,449	11.2%

Michael De Prado(3) Executive Vice Chairman	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	798,232	5.3%

Adiv Baruch(4) Director	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	63,334	*

CIMA Telecom Inc.(5)	1728 Coral Way, 6th Floor Miami, Florida 33145	2,702,992	18.0%

Ran Daniel(6) Chief Financial Officer	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	40,000	*

Jeff Lewis(7) Director	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	6,667	*

David B. Schottenstein Director	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	—	—

The Aliza Irrevocable Trust	255 Aragon Avenue, 2nd Floor Coral Gables, Florida 33134	1,087,442	7.27%

Richard J. Berman(8) Director	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	22,000	*

Yochanon Bruk(9) Director	1898 NW 74th Ave. Pembroke Pines, FL 33024	2,703,391	18.0%

Carol Pepper(10) Director	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	—	—

Edward Maldonado(11) Director	2850 Douglas Road, Suite 303 Coral Gables, FL 33134	—	—

Jeff Johnson CEO	235 Lincoln Rd., Suite 210 Miami Beach, FL 33139	—	—

All Directors and Officers as a Group (10 persons)		5,393,584	35.6%

____________

*        Indicates less than 1%

(1)      Applicable percentages based on 14,965,690 shares of Common Stock.

(2)      Arik Maimon is our Executive Chairman of the Board. Consists of (i) 1,621,449 shares of Common Stock, (ii) 24,000 stock options, exercisable until November 12, 2023 with an exercise price of $7.5 per share and (iii) 44,000 stock options, exercisable until March 29, 2025 with an exercise price of $14.35 per share. Mr. Maimon’s address is 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139.

(3)      Michael De Prado is our Executive Vice Chairman of the Board. Consists of (i) 763,030 shares of Common Stock and (ii) 35,200 stock options, exercisable until March 29, 2025 with an exercise price of $14.35 per share. Mr. De Prado’s address is 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139.

(4)      Adiv Baruch is our director. Consists of 63,334 shares of Common Stock. Mr. Baruch’s address is 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139.

(5)      Pursuant to a Schedule 13G filed by CIMA with the SEC on January 10, 2020, CIMA is the beneficial owner of the shares disclosed therein. Juan M. Gomez is the CEO.

(6)      Ran Daniel is our Chief Financial Officer. Consists of (i) 20,000 shares of Common Stock and (ii) 20,000 stock options, exercisable until April 6, 2024 with an exercise price of $5.23 per share. Mr. Daniel’s address is 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139.

(7)      Jeff Lewis is our director. Consists of 6,667 shares of Common Stock.

(8)      Richard Berman is our director. Applicable percentages based on 10,000 shares of Common Stock outstanding and 12,500 shares upon exercise of stock options.

(9)      Pursuant to a Schedule 13G filed by Dinar with the SEC on March 5, 2020, Dinar is the beneficial owner of the shares reported therein, and Yochanon Bruk (also known as Jonathan Brook) is the sole manager of Dinar and exercises voting and investment power over the shares of Common Stock. As a result, Dinar and Yochanon Bruk may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the shares reported therein. Yochanon Bruk does not own any shares.

Deadline for Submission of Stockholder Proposals for 2022 Annual Meeting of Stockholders

For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2022 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 235 Lincoln Road, Suite 210, Miami Beach, Florida 33139 no later than July 18, 2022.

Stockholders may present proposals intended for inclusion in our proxy statement for our 2022 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations, and the Company’s Bylaws, as amended, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2022 Proxy Statement.

Stockholder Communications

Stockholders wishing to communicate with the Board may direct such communications to the Board c/o the Company, Attn: Arik Maimon. Mr. Maimon will present a summary of all stockholder communications to the Board at subsequent Board meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020. Such Report includes the Company’s audited financial statements for the 2020 fiscal year and certain other financial information, which is incorporated by reference herein.

In addition, we are subject to certain informational requirements of the Exchange Act and in accordance therewith file reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Matthew Schulman, Compliance Officer of the Company, at 235 Lincoln Road, Suite 210, Miami Beach, FL 33139.

Annex A

CUENTAS INC.
2021 SHARE INCENTIVE PLAN

1.      Purpose. The Cuentas Inc. 2021 Share Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as officers, employees and non-employee directors (“Director Participants”), of, and consultants to, Cuestas Inc. (the “Company”), and its subsidiaries and affiliates, by providing them opportunities to acquire shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or to receive monetary payments based on the value of such shares pursuant to the Benefits (as defined below) described herein. Additionally, the Plan is intended to assist in further aligning the interests of the Company’s officers, employees and consultants to those of its other stockholders.

2.      Administration.

a.      The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company from among its members (which may be the Compensation Committee) and shall be comprised, unless otherwise determined by the Board of Directors, solely of not less than two members who shall be “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan and any Benefits granted hereunder as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Committee and no employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving bad faith, gross negligence or willful misconduct, or for any act or failure to act hereunder by any other member or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any agent of the Committee who is an employee of the Company, a subsidiary or an affiliate against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act with respect to their duties on behalf of the Plan, except in circumstances involving such person’s bad faith, gross negligence or willful misconduct.

b.      The Committee may delegate to one or more of its members, or to one or more agents, such administrative duties as it may deem advisable, and the Committee, or any person to whom it has delegated duties as aforesaid, may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

3.      Participants. Participants will consist of such officers, employees and Director Participants of, and such consultants to, the Company and its subsidiaries and affiliates as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Benefits under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Benefit in any other year or, once designated, to receive the same type or amount of Benefit as granted to the participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Benefits.

4.      Type of Benefits. Benefits under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Stock Awards, (d) Performance Awards and (e) Stock Units (each as described below, and collectively, the “Benefits”). Benefits shall be evidenced by agreements (which need not be identical) in such forms as the Committee may from time to time approve; provided, however, that in the event of any conflict between the provisions of the Plan and any such agreements, the provisions of the Plan shall prevail.

5.      Common Stock Available Under the Plan. The maximum aggregate number of shares of Common Stock that may be subject to Benefits, including Incentive Stock Options, granted under this Plan shall be 3,150,000 shares, which may be authorized and unissued or treasury shares, subject to any adjustments in accordance with Section 13

Annex A-1

hereof. Any shares of Common Stock subject to a Stock Option or Stock Appreciation Right which for any reason is cancelled or terminated without having been exercised, any shares subject to Stock Awards, Performance Awards or Stock Units which are forfeited, any shares subject to Performance Awards settled in cash, any shares delivered to the Company as part or full payment for the exercise of a Stock Option or Stock Appreciation Right or any shares delivered to the Company in satisfaction of any tax withholding arising in connection with any Benefit consisting of shares of Common Stock, as the case may be, shall again be available for Benefits under the Plan.

6.      Stock Options. Stock Options will consist of awards from the Company that will enable the holder to purchase a number of shares of Common Stock, at set terms. Stock Options may be “incentive stock options”, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”, which awards shall be “Incentive Stock Options”), or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”); provided, however, that grants of Incentive Stock Options may only be made to employees of the Company, a subsidiary corporation or parent corporation and that Incentive Stock Option grants made prior to approval of the grant of Incentive Stock Options under the Plan by stockholders of the Company shall be subject to such approval and provided, further, that if stockholder approval of the grant of Incentive Stock Options under the Plan is not obtained within twelve months of adoption of the Plan by the Board of Directors, any Stock Option granted during the twelve month period after adoption of the Plan by the Board of Directors that is designated as an Incentive Stock Option shall be treated thereafter as Nonqualified Stock Option. The Committee will have the authority to grant to any participant, including officers, employees, Director Participants, and consultants, Nonqualified Stock Options, or, for those participants who are employees of the Company, a subsidiary corporation or parent corporation both types of Stock Options (in each case with or without Stock Appreciation Rights). Each Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

a.      Exercise Price. Each Stock Option granted hereunder shall have such per-share exercise price as the Committee may determine at the date of grant provided that such per share exercise price shall be at least equal to the Fair Market Value; subject to subsection (d), below.

b.      Payment of Exercise Price. The option exercise price may be paid by

i.     cash;

ii.   check;

iii.  surrender of other shares of Common Stock which (A) shall be valued at its fair market value on the date of exercise, and (B) must be owned free and clear of any liens, claims, encumbrances or security interests, if accepting such shares, in the sole discretion of the Committee, shall not result in any adverse accounting consequences to the Company;

iv.   if approved by the Committee, as determined in its sole discretion, by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Common Stock subject to the Stock Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations; or

v.    by any other means approved by the Committee, as determined in its sole discretion, including, without limitation, by delivery of a notice of “net exercise” to the Company, pursuant to which the participant shall receive the number of shares underlying the Stock Option so exercised reduced by the number of shares equal to the aggregate exercise price of the Stock Option divided by the Fair Market Value on the date of exercise.

c.      Exercise Period. Stock Options granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Option shall be exercisable later than ten years after the date it is granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option agreement at the date of grant; provided, however, the Committee may, in its sole discretion, later waive any such condition.

Annex A-2

d.      Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company and of any parent corporation or subsidiary corporation (as defined in Sections 424(e) and (f) of the Code, respectively)) shall not exceed $100,000. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten years after the date it is granted; provided, however, Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company, unless the exercise price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option. If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of within two (2) years following the grant date or one (1) year following the transfer of such shares to the participant upon exercise, the participant shall, promptly following such disposition, notify the Committee in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

e.      Post-Severance Exercises. Upon termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, any Stock Option previously granted to the employee, Director Participant or consultant, unless otherwise specified by the Committee in the Stock Option agreement, shall, to the extent not theretofore exercised, terminate and become null and void; provided, however, that:

i.     if the employee, Director Participant or consultant shall die while in the employ or service of such corporation at a time when such employee, Director Participant or consultant was entitled to exercise a Stock Option as herein provided, the legal representative of such employee, Director Participant or consultant, or such person who acquired such Stock Option by bequest or inheritance or by reason of the death of the employee, Director Participant or consultant, may, not later than one (1) year from the date of death, exercise such Stock Option, to the extent not theretofore exercised, in respect of any or all of such number of shares of Common Stock as specified by the Committee in such Stock Option agreement; and

ii.   if the employment of any employee or the continuing services of any Director Participant or consultant to whom such Stock Option shall have been granted shall terminate by reason of the employee’s, Director Participant’s or consultant’s retirement (at such age or upon such conditions as shall be specified by the Committee), disability (as described in Section 22(e)(3) of the Code) or dismissal by the employer other than for cause (as defined below), and while such employee, Director Participant or consultant is entitled to exercise such Stock Option as herein provided, such employee, Director Participant or consultant shall have the right to exercise such Stock Option so granted in respect of any or all of such number of shares as specified by the Committee in such Stock Option agreement, at any time up to and including ninety (90) days after the date of such termination.

In no event, however, shall any person be entitled to exercise any Stock Option after the expiration of the period of exercisability of such Stock Option or right, as specified in such Stock Option agreement at the date of grant.

If an employee, Director Participant or consultant is discharged “for cause,” any Stock Option granted hereunder shall, unless otherwise specified by the Committee in the Stock Option agreement, forthwith terminate with respect to any unexercised portion thereof.

If a Stock Option granted hereunder shall be exercised by the legal representative of a deceased participant or by a person who acquired a Stock Option granted hereunder by bequest or inheritance or by reason of the death of any employee, Director Participant or consultant or former employee, former Director Participant or former consultant, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Stock Option.

Annex A-3

For the purposes of the Plan, the term “for cause” shall mean (a) with respect to an employee, Director Participant or consultant who is a party to a written service agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of employment or services thereunder by the Company or such subsidiary corporation or parent corporation of the Company, “for cause” or “cause” as defined therein; or (b) in all other cases, as determined by the Committee or the Board of Directors, in its sole discretion, (i) the willful commission by an employee, Director Participant or consultant of an act that causes or may cause substantial damage to the Company or a subsidiary corporation or parent corporation of the Company; (ii) the commission by an employee, Director Participant or consultant of an act of fraud in the performance of such employee’s or consultant’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; (iii) conviction of the employee, Director Participant or consultant for commission of a felony in connection with the performance of duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (iv) the continuing failure of an employee, Director Participant or consultant to perform the duties of such employee, Director Participant or consultant to the Company or a subsidiary corporation or parent corporation of the Company after written notice thereof and a reasonable opportunity to be heard and cure such failure are given to the employee, Director Participant or consultant by the Committee.

For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an “employee” of such corporation for purposes of Section 422(a) of the Code. If an individual is on leave of absence taken with the consent of the corporation by which such individual was employed, or is on active military service, and is determined to be an “employee” for purposes of the exercise of a Stock Option, such individual shall not be entitled to exercise such Stock Option during such period unless such individual shall have obtained the prior written consent of such corporation, which consent shall be signed by the chairman of the board of directors, the president, a senior vice-president or other duly authorized officer of such corporation.

A termination of employment or services shall not be deemed to occur by reason of (i) the transfer of an employee or consultant from employment or retention by the Company to employment or retention by a subsidiary corporation or a parent corporation of the Company or (ii) the transfer of an employee or consultant from employment or retention by a subsidiary corporation or a parent corporation of the Company to employment or retention by the Company or by another subsidiary corporation or parent corporation of the Company. Termination of a consultant’s services shall be considered to occur when the consultant ceases to perform services on a regular basis; provided, however, termination of a consultant’s services shall not be deemed to occur where the termination of services is due to such consultant becoming an employee of the Company or a subsidiary corporation or a parent corporation.

In the event an employee changes status to a consultant, all Stock Option grants shall continue for the remainder of the exercise period, provided, however, any Incentive Stock Options shall, three (3) months after termination of employment, be treated as a Nonqualified Stock Option for the remainder of the exercise period.

In the event of the complete liquidation or dissolution of a subsidiary corporation, or if such corporation ceases to be a subsidiary corporation, any unexercised Stock Options theretofore granted to any person employed by or rendering consulting services to such subsidiary corporation will be deemed cancelled unless such person is employed by or renders continuing services to the Company or by any parent corporation or another subsidiary corporation after the occurrence of such event. If a Stock Option is to be cancelled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each employee or consultant holding unexercised Stock Options, and such holder will have the right to exercise such Stock Options in full during the thirty (30) day period following notice of such cancellation.

f.       Each Stock Option issued under this Section 6 shall be fully vested and exercisable, unless otherwise specified in the Stock Option agreement.

7.      Stock Appreciation Rights.

a.      The Committee may, in its discretion, grant Stock Appreciation Rights to the holders of any Stock Options granted hereunder. In addition, Stock Appreciation Rights may be granted independently of, and without relation to, Stock Options. A Stock Appreciation Right means a right to receive a payment in cash, Common Stock or a combination thereof, in an amount equal to the excess of (x) the Fair Market Value, or other specified valuation, of a specified number of shares of Common Stock on the date the right is exercised over (y) the Fair Market Value, or other

Annex A-4

specified valuation (which shall be no less than the Fair Market Value) of such shares of Common Stock on the date the right is granted, all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in substitution for a Stock Option, the designated Fair Market Value in the award agreement may be the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be fully vested unless otherwise specified in the award agreement. Each Stock Appreciation Right shall be subject to such terms and conditions as the Committee shall impose from time to time.

b.      Stock Appreciation Rights granted under the Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such award agreement at the date of grant.

c.      The exercise of any Stock Appreciation Right after termination of employment of any employee, termination of service on the Board of Directors of a Director Participant or of the continuing services of any consultant with the Company and all subsidiary corporations and parent corporations of the Company, shall be subject to the same terms and conditions as set forth in Section 6(e) above.

8.      Stock Awards. The Committee may, in its discretion, grant Stock Awards (which may include mandatory payment of bonus incentive compensation in stock) consisting of Common Stock issued or transferred to participants with or without other payments therefor. Stock Awards may be subject to such terms and conditions as the Committee determines appropriate, including, without limitation, restrictions on the sale or other disposition of such shares and the right of the Company to reacquire such shares for no consideration upon termination of the participant’s employment. Each Stock Award shall be fully vested unless otherwise specified in the award agreement. The Committee may require the participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Stock Award. The Committee may also require that the stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed. The Stock Award shall specify whether the participant shall have, with respect to the shares of Common Stock subject to a Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to receive dividends and to vote the shares. If the Stock Award includes the right to receive dividends or distributions: (a) any dividends or distributions paid in shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Stock Award with respect to which they were paid, and (b) any dividends or distributions paid in cash shall be subject to the same restrictions as the related Stock Award, in which case they shall be accumulated (without interest) until vested and paid or forfeited when the related shares of Common Stock become no forfeitable or are forfeited, as the case may be. In no event shall any cash dividend or distribution be paid later than 2½ months after the tax year in which the dividend or distribution becomes no forfeitable.

9.      Performance Awards.

a.    Performance Awards may be granted to participants at any time and from time to time, as shall be determined by the Committee. The Committee shall have complete discretion in determining the number, amount and timing of awards granted to each participant. Such Performance Awards may be in the form of shares of Common Stock or Stock Units. Performance Awards may be awarded as short-term or long-term incentives. Performance targets may be based upon, without limitation, Company-wide, divisional and/or individual performance.

b.    The Committee shall have the authority at any time to make adjustments to performance targets for any outstanding Performance Awards which the Committee deems necessary or desirable unless at the time of establishment of such targets the Committee shall have precluded its authority to make such adjustments.

c.    Payment of earned Performance Awards shall be made in accordance with terms and conditions prescribed or authorized by the Committee. The participant may elect to defer, or the Committee may require or permit the deferral of, the receipt of Performance Awards upon such terms as the Committee deems appropriate.

Annex A-5

10.    Stock Units.

a.The Committee may, in its discretion, grant Stock Units to participants hereunder. The Committee shall determine the criteria for the vesting of Stock Units. A Stock Unit granted by the Committee shall provide payment at such time as the award agreement shall specify. Shares of Common Stock issued pursuant to this Section 10 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined below), although any Dividend Equivalent Right shall be subject to the same restrictions as the related Stock Units, in which case they shall be accumulated (without interest) during the period of restriction and paid or forfeited when the related Stock Units are paid or forfeited, as the case may be.

b.      Upon vesting of a Stock Unit, unless the participant has elected to defer payment under subsection (c) below, shares of Common Stock representing the Stock Units shall be distributed to the participant unless the Committee provides for the payment of the Stock Units in cash or partly in cash and partly in shares of Common Stock equal to the value of the shares of Common Stock which would otherwise be distributed to the participant.

c.      A participant may elect not to receive a distribution upon the vesting of such Stock Unit and for the Company to continue to maintain the Stock Unit on its books of account. Any such election shall be in conformity with Section 409A of the Code and in such event, the value of a Stock Unit shall be payable in shares of Common Stock pursuant to the agreement of deferral.

d.      A “Stock Unit” means a notional account representing one share of Common Stock. A “Dividend Equivalent Right” means the right to receive the amount of any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units.

11.    Securities Laws. The Committee shall have the power to make each grant under the Plan subject to such conditions as it deems necessary or appropriate to comply with the then-existing requirements of the Securities Act of 1933, as amended, or the Exchange Act, including Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. Notwithstanding any provision in the Plan or a Stock Option agreement to the contrary, if the Committee determines, in its sole discretion, that issuance of shares pursuant to the exercise of a Stock Option should be delayed pending registration or qualification under federal or state securities laws or the receipt of a legal opinion that an appropriate exemption from the application of federal or state securities laws is available, the Committee may defer exercise of any Stock Option until such shares are appropriately registered or qualified or an appropriate legal opinion has been received, as applicable.

12.    Foreign Laws. The Committee may grant Benefits to individual participants who are subject to the tax laws of nations other than the United States, which Benefits may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws. The Committee may take any action which it deems advisable to obtain approval of such Benefits by the appropriate foreign governmental entity; provided, however, that no such Benefits may be granted pursuant to this Section 12 and no action may be taken which would result in a violation of the Exchange Act, the Code or any other applicable law.

13.    Adjustment Provisions; Change in Control.

a.      If there shall be any change in the Common Stock of the Company or the capitalization of the Company through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution to stockholders of the Company (other than normal cash dividends), in order to prevent dilution or enlargement of participants’ rights under the Plan, the Committee, in its sole discretion, shall adjust, in an equitable manner, as applicable, the number and kind of shares that may be issued under the Plan, the number and kind of shares subject to outstanding Benefits, the exercise price applicable to outstanding Benefits, and the Fair Market Value of the Common Stock and other value determinations applicable to outstanding Benefits. Appropriate adjustments may also be made by the Committee in the terms of any Benefits under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Benefits on an equitable basis, including modifications of performance targets and changes in the length of performance periods. In addition, the Committee is authorized to make adjustments to the terms and conditions of, and the criteria included in, Benefits in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles. Notwithstanding the foregoing, (i) each such adjustment

Annex A-6

with respect to an Incentive Stock Option shall comply with the rules of Section 424(a) of the Code, and (ii) in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder other than an incentive stock option for purposes of Section 422 of the Code. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on participants under the Plan.

b.      In the event of a Change in Control, each Benefit (vested or unvested) will be treated as the Committee determines, which determination may be made without the consent of any participant and need not treat all outstanding Benefits (or portion thereof) in an identical manner. Such determination, without the consent of any participant, may provide (without limitation) for one or more of the following in the event of a Change in Control:

i.     continuation or assumption of such outstanding Benefits under the Plan by the Company (if it is the surviving company or corporation) or by the surviving company or corporation or its parent;

ii.   substitution by the surviving company or corporation or its parent of equity, equity-based and/or cash awards with substantially the same terms for outstanding Benefits (excluding the consideration payable upon settlement of the Benefits);

iii.  accelerated exercisability, vesting and/or lapse of restrictions under outstanding Benefits immediately prior to the occurrence of such event;

iv.   upon written notice, provide that any outstanding Benefits must be exercised, to the extent then exercisable, during a reasonable period of time immediately prior to the scheduled consummation of the event or such other period as determined by the Committee (contingent upon the consummation of the event), and at the end of such period, such Benefits shall terminate to the extent not so exercised within the relevant period;

v.    cancellation of all or any portion of outstanding Benefits for fair value (in the form of cash, shares, other property or any combination thereof) as determined in the sole discretion of the Committee and which value may be zero; provided, that in the case of Stock Options and Stock Appreciation Rights or similar awards, the fair value may equal the excess, if any, of the value of the consideration to be paid in the Change in Control transaction to holders of the same number of shares subject to such Benefits (or, if no such consideration is paid, Fair Market Value of the shares subject to such outstanding Benefits or portion thereof being cancelled) over the aggregate exercise price or grant price, as applicable, with respect to such Benefits or portion thereof being cancelled, or if no such excess, zero; provided, further, that if any payments or other consideration are deferred and/or contingent as a result of escrows, earn outs, holdbacks or any other contingencies, payments under this provision may be made on substantially the same terms and conditions applicable to, and only to the extent actually paid to, the holders of shares in connection with the Change in Control; and

vi.   cancellation of all or any portion of outstanding unvested and/or unexercisable Benefits for no consideration.

c.      For purposes of Section 13(b), a “Change in Control” of the Company shall be deemed to have occurred upon the earliest of the following events:

i.     Change in Ownership: A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company, excluding the acquisition of additional stock by a person or more than one person acting as a group who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Company.

ii.   Change in Effective Control: A change in effective control of the Company occurs on the date that either:

A.    Any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 30% or more of the total voting power of the stock of the Company; or

Annex A-7

B.    A majority of the members of the Board of Directors of the Company is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the board of directors before the date of the appointment or election; provided, that this paragraph (B) will apply only to the Company if no other corporation is a majority stockholder.

iii.  Change in Ownership of Substantial Assets: A change in the ownership of a substantial portion of the Company’s assets occurs on the date that any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 40% of the total gross fair market value of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, “gross fair market value” means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

It is the intent that this definition be construed consistent with the definition of “Change in Control” as defined in Section 409A of the Code and the applicable treasury regulations, as amended from time to time.

16.    Nontransferability. Each Benefit granted under the Plan to a participant shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable, during the participant’s lifetime, only by the participant. In the event of the death of a participant, each Stock Option or Stock Appreciation Right theretofore granted to the participant shall be exercisable during such period after the participant’s death as the Committee shall in its discretion set forth in the award agreement at the date of grant and then only by the executor or administrator of the estate of the deceased participant or the person or persons to whom the deceased participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution. Notwithstanding the foregoing, at the discretion of the Committee, an award of a Benefit, other than an Incentive Stock Option, to any director, officer or employee of the Company with at least 15 years of service may permit the transferability of a Benefit by such participant solely to the participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the award of the Benefit.

17.    Other Provisions. The award of any Benefit under the Plan may also be subject to such other provisions (whether or not applicable to the Benefit awarded to any other participant) as the Committee determines appropriate, including, without limitation, for the installment purchase of Common Stock under Stock Options, for the installment exercise of Stock Appreciation Rights, to assist the participant in financing the acquisition of Common Stock, for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Benefit, for the acceleration of exercisability or vesting of Benefits in the event of a change in control of the Company, for the payment of the value of Benefits to participants in the event of a change in control of the Company, or understandings or conditions as to the participant’s employment in addition to those specifically provided for under the Plan. In addition, the Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Stock Option granted hereunder.

18.    Fair Market Value. For purposes of this Plan and any Benefits awarded hereunder, Fair Market Value shall be (a) the closing price of the Company’s Common Stock on the date of calculation (or on the last preceding trading date if Common Stock was not traded on such date) if the Company’s Common Stock is readily tradeable on a national securities exchange or other market system, (b) if the Company’s Common Stock is not readily tradeable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company and (c) in connection with a Change in Control or an event specified in Section 13(a), the value of the consideration paid to stockholders in connection with such Change in Control or event or if no consideration is paid in respect thereof, the amount determined pursuant to clause (a) or (b), above.

19.    Withholding. All payments or distributions of Benefits made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the corporation that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing corporation shall have the right to withhold the amount of such taxes from any other sums due or to become due from such corporation to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory

Annex A-8

requirements), permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Benefit consisting of shares of Common Stock by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld, such tax calculated at rates required by statute or regulation.

20.    Tenure. A participant’s right, if any, to continue to serve the Company or any of its subsidiaries or affiliates as an officer, employee, or otherwise, shall not be enlarged or otherwise affected by designation as a participant under the Plan.

21.    Code Section 280G. Except as otherwise expressly provided in any agreement between a participant and the Company or an affiliate, if the receipt of any payment by a participant under the circumstances described above would result in the payment by the participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

22.    Code Section 409A.

a.    General. The Company intends that the Plan and all Benefits be construed to avoid the imposition of additional taxes, interest and penalties pursuant to Section 409A of the Code, although in no event shall the Company or any of its affiliates be liable for any additional tax, interest or penalties that may be imposed on a participant under Section 409A of the Code or for any damages for failing to comply with Section 409A of the Code.

b.    Payments to Specified Employees. Notwithstanding any contrary provision in the Plan or award agreement, any payments of nonqualified deferred compensation (within the meaning of Section 409A) that are otherwise required to be made under the Plan to a “specified employee” (as defined under Section 409A) as a result of a separation from service (other than a payment that is not subject to Section 409A) shall be delayed for the first six months following such separation from service (or, if earlier, until the date of death of the specified employee) and shall instead be paid (in a manner set forth in the award agreement) on the day that immediately follows the end of such six-month period or as soon as administratively practicable thereafter. Any remaining payments of nonqualified deferred compensation shall be paid without delay and at the time or times such payments are otherwise scheduled to be made.

c.    Separation from Service. A termination of service shall not be deemed to have occurred for purposes of any provision of the Plan or any award agreement providing for the payment of any amounts or benefits that are considered nonqualified deferred compensation under Section 409A upon or following a termination of service unless such termination is also a “separation from service” within the meaning of Section 409A and the payment thereof prior to a “separation from service” would violate Section 409A.

23.    Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

24.    No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Benefit. The Committee shall determine whether cash, or Benefits, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

25.    Duration, Amendment and Termination. No Benefit shall be granted more than ten years after the Effective Date. The Committee may amend the Plan from time to time or suspend or terminate the Plan at any time. Nevertheless, if the Plan has been previously approved by the Company’s stockholders, the Committee may not, without obtaining approval within twelve months before or after such action by such vote of the Company’s stockholders as may be required, amend the Plan if such amendment would: (a) disqualify any Incentive Stock Options granted under the Plan; (b) increase the aggregate number of shares of Common Stock that may be delivered through Stock Options

Annex A-9

under the Plan; (c) increase either of the maximum amounts which can be paid to an individual participant under the Plan as set forth in Section 5 hereof; or (d) modify the requirements as to eligibility for participation in the Plan. The Committee may amend the terms of any Benefit theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any participant without the participant’s consent.

26.    Governing Law. This Plan, Benefits granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of New York (regardless of the law that might otherwise govern under applicable New York principles of conflict of laws).

27.    Effective Date.

a.      The Plan shall be effective as of ______, 2021, the date on which the Plan was adopted by the Board of Directors and the Company’s stockholders (the “Effective Date”).

b.      This Plan shall terminate on ______, 2031 (unless sooner terminated by the Committee).

Annex A-10

CUENTAS, INC. 235 LINCOLN RD., SUITE 210 MIAMI BEACH, FL 33139 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Cuentas, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting CUENTAS, INC. 235 LINCOLN RD., SUITE 210 MIAMI BEACH, FL 33139VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Cuentas, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Cuentas, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D62874-P63983 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CUENTAS, INC. THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1, 2, 4 AND 5 AND FOR “THREE YEARS“ IN ITEM 3. 1. ELECTION OF DIRECTORS Nominees: 01) Arik Maimon 02) Michael De Prado 03) Adiv Baruch 04) Richard J. Berman 05) Yochanon Bruk 06) Jeff Lewis 07) Edward Maldonado 08) Carol Pepper 09) David B. Schottenstein 2. To approve on a non-binding, advisory basis the compensation of the company’s named executive officers. 3. To select on a non-binding, advisory basis the frequency of conducting future stockholder advisory votes on named executive officer compensation. 4. To ratify the appointment by the Board of Directors of Halperin Ilanit, Certified Public Accountants as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2021. 5. To approve and adopt the 2021 Share Incentive Plan. Note: In their discretion, the proxies are authorized to vote upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2, 4 and 5 and FOR three years in proposal 3 and in the discretion of the proxies if any other matters properly come before the meeting. Please indicate if you plan to attend this meeting. Yes No Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. For All Withhold All For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. For Against Abstain1 Year 2 Years 3 Years AbstainFor Against AbstainSignature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. D62875-P63983 CUENTAS, INC. ANNUAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Arik Maimon, our Executive Chairman, and Michael De Prado, our Executive Vice Chairman, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Cuentas, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Time on December 15, 2021, at the offices of the Company at 235 Lincoln Rd., Suite 210, Miami Beach, FL 33139, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR THREE YEARS FOR THE FREQUENCY OF CONDUCTING FUTURE STOCKHOLDER ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION, AND FOR EACH OTHER PROPOSAL. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE